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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2007

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 505, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 551-0600

Israel Technology Acquisition Corp., 7 Gush Etzion, 3rd Floor, Givaat Shmuel, Israel 54030
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 6, 2007, under an Agreement and Plan of Merger, dated February 28, 2006, as amended (the “Merger Agreement”), Israel Technology Acquisition Corp. (“ITAC”) consummated a merger with IXI Mobile, Inc. (“IXI”), a Delaware corporation. As a result, ITAC Acquisition Subsidiary Corp. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of ITAC, merged with and into IXI. The parties to the Merger Agreement included ITAC, IXI and Merger Sub. On June 6, 2007, ITAC and IXI issued a press release announcing the closing of the transaction (“Closing”), which is attached to this Current Report on Form 8-K as Exhibit 99.1.

At the closing of the merger, the IXI stockholders were issued an aggregate of 6,553,709 shares of ITAC common stock. Additionally, 1,264,291 shares of ITAC common stock have been reserved for issuance upon exercise of outstanding employee options and warrants. Additionally, holders of IXI equity interests will receive, or have the right to acquire, a pro rata portion of up to an additional 9,000,000 shares of ITAC common stock (“contingent shares”), contingent upon the combined company meeting specified targets. These shares were issued into escrow at the Closing. ITAC also issued an aggregate of 1,566,000 shares of ITAC common stock and warrants to purchase an aggregate of 100,000 shares of ITAC common stock (which warrants are identical to ITAC’s public warrants) to various third parties in accordance with prior contractual commitments (“third party securities”). Holders of 2,745 shares of common stock voted against the merger and elected to convert their shares into a pro rata portion of the trust fund (approximately $5.57 per share or an aggregate of approximately $15,283). After giving effect to the issuance of shares of common stock in the merger (but excluding the contingent shares) and the third party securities, and assuming that all holders who requested conversion of their shares actually perfect such conversion, there are currently 15,934,964 shares of ITAC common stock and options and warrants to purchase 16,400,291 shares of common stock outstanding.

Pursuant to the terms of a Registration Rights Agreement executed at Closing, ITAC has agreed to (i) file a registration statement with the Securities and Exchange Commission by July 21, 2007 covering the resale of the shares of ITAC’s common stock to be initially issued in the merger and (ii) file an amendment to such registration statement or a new registration statement within 45 days from the date of the issuance of any shares of common stock (or securities convertible into shares of common stock) subsequently issued in accordance with the merger agreement.

Also effective upon closing, ITAC changed its name to IXI Mobile, Inc. (the “Registrant”) and IXI changed its name to IXI Mobile (USA), Inc. Thus, ITAC is now a holding company called IXI Mobile, Inc., operating though its wholly-owned subsidiary, IXI Mobile (USA), Inc. (hereinafter referred to as the “Company”).

ITAC also entered into an escrow agreement on July 20, 2006 covering the release of contingent shares and certain indemnification obligations of the IXI stockholders. The material terms of the escrow agreement are contained in the section of ITAC’s Definitive Proxy Statement (SEC File No. 000-51259) filed May 11, 2007 (hereinafter referred to as the “Proxy Statement”) entitled “The Merger Agreement - Indemnification” beginning on page 76 and are hereby incorporated by reference. The escrow agreement is filed as Exhibit 10.13 to this Form 8-K.

Effective upon the closing of the merger, the Registrant entered into separate employment and/or management services agreements with Gideon Barak, as Co-Chairman of the Board, Israel Frieder, as Co-Chairman of the Board, and Amit Haller, as President and Chief Executive Officer. The material terms of these agreements are discussed in the Proxy Statement beginning on page 79 in the section entitled “The Merger Agreement - Employment Agreements” and are incorporated by reference herein. The Registrant’s employment agreements are filed as Exhibits 10.6 through 10.11, respectively.

Business.

The business of the Company is described in the Proxy Statement in the Section entitled “The IXI Business” beginning on page 109 and that information is incorporated herein by reference.

Risk Factors.

The risks associated with the Company’s business are described in the Proxy Statement in the Section entitled “Risk Factors” beginning on page 30 and are incorporated herein by reference.

Financial Information.

Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the Registrant. Reference is further made to the disclosure contained in the Proxy Statement in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 122, which is incorporated herein by reference.

Employees.

The employees of the Company are described in the Proxy Statement in the Section entitled “Other Information Related to IXI - Employees” on page 119 and that information is incorporated herein by reference.

Properties.

The facilities of the Company are described in the Proxy Statement in the Section entitled “Other Information Related to IXI - Facilities” on page 118 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management.

The beneficial ownership of the Registrant’s common stock immediately after the consummation of the merger is described in the Proxy Statement in the Section entitled “Beneficial Ownership of Securities” beginning on page 141 and that information is incorporated herein by reference.

Directors and Executive Officers.

The directors and executive officers the Registrant upon the consummation of the Merger Agreement are described in the Proxy Statement in the Section entitled “Director Proposal” beginning on page 94 and that information is incorporated herein by reference.

Executive Compensation.

The executive compensation of the Registrant’s executive officers and directors is described in the Proxy Statement in the Section entitled “Director Proposal - Executive Compensation” beginning on page 99 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions.

The certain relationships and related party transactions of the Company are described in the Proxy Statement in the Section entitled “Certain Relationships and Related Party Transactions” beginning on page 144 and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The market price of and dividends on the Registrant’s common stock and related stockholder matters are described in the Proxy Statement in the Section entitled “Price Range of ITAC Securities and Dividends” on page 151 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities.

Reference is made to the disclosure described in the Proxy Statement in the Sections entitled “The Merger Agreement - Merger Consideration” beginning on page 68 and “The Merger Proposal - ITAC’s Board of Directors’ Reasons for the Approval of the Merger - Interest of ITAC Directors and Officers in the Merger” beginning on page 57, which re incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.

Description of Registrant’s Securities to be Registered.

The description of the Registrant’s securities is contained in the Proxy Statement in the Section entitled “Description of ITAC Common Stock and other Securities” beginning on page 149 and is incorporated herein by reference.

Indemnification of Directors and Officers.

The Registrant’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Financial Statements and Supplementary Data.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company and the Registrant.

Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the Registrant.

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Proxy Statement in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 122, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure described in the Proxy Statement in the Sections entitled “The Merger Agreement - Merger Consideration” beginning on page 68 and “The Merger Proposal - ITAC’s Board of Directors’ Reasons for the Approval of the Merger - Interest of ITAC Directors and Officers in the Merger” beginning on page 57, which re incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.

Item 3.03 Material Modification to Rights of Security Holders.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Article Sixth Amendment Proposal” on page 93, which is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Merger Agreement” beginning on page 68, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing and as a result of the merger between Merger Sub with and into IXI, all of ITAC’s officers and directors (other than Israel Frieder and Victor Halpert) resigned. Messrs. Gideon Barak, Amit Haller, Yossi Sela, Shlomo Shalev and Matthew Hills became directors of the Registrant. In addition, Gideon Barak and Israel Frieder became co-chairmen and Mr. Haller became president and chief executive officer of ITAC. Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Director Proposal” beginning on page 94, which is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

In connection with the approval of the above described transaction, the ITAC stockholders adopted (i) an amendment to ITAC’s Certificate of Incorporation to change the name of ITAC to IXI Mobile, Inc., (ii) an amendment to ITAC’s Certificate of Incorporation to increase the number of authorized shares of ITAC common stock from 30,000,000 to 60,000,000, (iii) an amendment to ITAC’s Certificate of Incorporation to remove Article Sixth from the Certificate of Incorporation, as those provisions are no longer operative upon consummation of the merger and (iv) elected seven directors. The Form of Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.06 Change in Shell Company Status.

The material terms of the transaction by which Merger Sub merged with and into IXI, whereby IXI became a wholly owned subsidiary of the Registrant are described in the Proxy Statement in the Section entitled “The Merger Agreement” beginning on page 68 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Financial Statements.

Financial statements for the quarter ended March 31, 2007, as well as the unaudited pro forma consolidated financial statements for such period is attached hereto. Additionally, the financial statements and selected financial information of the Company and the Registrant are included in the Proxy Statement in the Sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Consolidated Financial Statements” and “Index to Financial Statements” beginning on pages 26, 84 and F-1, respectively, and are incorporated herein by reference.

Exhibits.

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of February28, 2006, as amended, by and among Israel Technology Acquisition Corp., IXI Mobile, Inc. and ITAC Acquisition Subsidiary Corp. (Included as Annex A of the Definitive Proxy Statement (No. 000-51259), filed May 11, 2007 and incorporated by reference herein)

3.1
Amended and Restated Certificate of Incorporation of Israel Technology Acquisition Corp. (Included as Annex B of the Definitive Proxy Statement (No. 000-51259), filed May 11, 2007 and incorporated by reference herein)

3.2	Bylaws (incorporated by reference from Exhibit 3.2 to ITAC’s Registration Statement on Form S-1 (File No. 333-123331) filed March 15, 2005)

4.1	Specimen Unit Certificate*

4.2	Specimen Common Stock Certificate*

4.3	Specimen Warrant Certificate*

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to ITAC’s Registration Statement on Form S-1 (File No. 333-123331) filed March 15, 2005)

4.5	Warrant Agreement (incorporated by reference from Exhibit 4.5 to ITAC’s Registration Statement on Form S-1 (File No. 333-123331) filed March 15, 2005)

10.1
Loan Agreement, dated as of June 19, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and the lenders named therein (incorporated by reference from Exhibit 10.1 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.2
Certification, executed June 20, 2006 and effective June 19, 2006, by Israel Technology Acquisition Corp. to Southpoint Master Fund LP (incorporated by reference from Exhibit 10.2 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.3
Certification, executed June 20, 2006 and effective June 19, 2006 by Israel Technology Acquisition Corp. to Gemini Israel Funds, Landa Ventures Ltd. and the investors named therein (incorporated by reference from Exhibit 10.3 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.4
Letter Agreement, executed June 20, 2006 and effective June 19, 2006 by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. Gemini Israel Funds and Landa Ventures (incorporated by reference from Exhibit 10.4 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.5
First Amendment to the Loan Agreement, dated as of June 26, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and Southpoint Master Fund LP (incorporated by reference from Exhibit 10.5 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.6
Personal Employment Agreement effective January 1, 2006, between IXI Mobile (R&D) Ltd. and Gideon Barak (incorporated by reference from Exhibit 10.5 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.7
Addendum to Employment Agreement between IXI Mobile (R&D) Ltd. and Gideon Barak dated February 28, 2006 (incorporated by reference from Exhibit 10.6 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.8
Employment Agreement effective March 1, 2001, between IXI Mobile, Inc. and Amit Haller, together with addenda thereto effective June 1, 2001 and January 1, 2006 (incorporated by reference from Exhibit 10.7 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.9
Addendum to Employment Agreement between IXI Mobile, Inc. and Amit Haller dated February 28, 2006 (incorporated by reference from Exhibit 10.8 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.10
Management Services Agreement, dated April 11, 2006, between ITAC and A.A. Pearl Investments Ltd. (incorporated by reference from Exhibit 10.19 to ITAC’s Registration Statement on Form S-4 (File No. 333-136092) filed July 28, 2006)

10.11	Personal Employment Agreement, dated September 20, 2005, by and between IXI Mobile (R&D) Ltd. and Lihi Segal*

10.12	Form of Amended and restated Personal Employment Agreement by and between IXI Mobile (R&D) Ltd. and Gadi Meroz*

10.13
Escrow Agreement, dated July 20, 2006, by and among ITAC, Gideon Barak, as Representative, and Continental Stock Transfer & Trust Company (incorporated by reference from Annex I to ITAC’s Definitive Proxy Statement filed on May 11, 2007)

10.14
Form of Registration Rights Agreement by and among ITAC and the stockholders listed on the signature page therein (incorporated by reference from Annex J to ITAC’s Definitive Proxy Statement filed on May 11, 2007)

10.15	Cooperation Agreement between IXI Mobile (R&D) Ltd. and 1&1 Internet AG, December 15, 2005, as amended**

10.16	Frame Agreement between Swisscom Mobile AG and IXI Mobile (Europe) LTD, dated December 12, 2004**

10.17	Commercial Agreement between Swisscom Mobile AG and IXI Mobile (Europe) LTD, dated December 12, 2004**

10.18
First Amendment to Letter Agreement, executed December 21, 2006, by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. Gemini Israel Funds and Landa Ventures (incorporated by reference from Exhibit 10.1 to ITAC’s Current Report on Form 8-K dated December 21, 2006 and filed with the SEC on December 26, 2006)

10.19
Certification dated December 21, 2006, by Israel Technology Acquisition Corp. to Gemini Israel Funds and Landa Ventures (incorporated by reference from Exhibit 10.2 to ITAC’s Current Report on Form 8-K dated December 21, 2006 and filed with the SEC on December 26, 2006)

10.20
Second Amendment to Loan Agreement dated December 5, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and the lenders named therein (incorporated by reference from Exhibit 10.1 to ITAC’s Current Report on Form 8-K dated December 5, 2006 and filed with the SEC on December 11, 2006)

10.21
Certification dated December 7, 2006, by Israel Technology Acquisition Corp. to Southpoint Master Fund LP (incorporated by reference from Exhibit 10.2 to ITAC’s Current Report on Form 8-K dated December 5, 2006 and filed with the SEC on December 11, 2006)

21.1	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.6 to ITAC’s Registration Statement on Form S-4 (File No. 333-136092) filed November 13, 2006) Press

99.2	Nominating Committee Charter (incorporated by reference from Exhibit 99.7 to ITAC’s Registration Statement on Form S-4 (File No. 333-136092) filed November 13, 2006) Press

99.3	Press Release announcing approval of Merger dated June 5, 2007* Press

99.4	Press Release announcing the Closing dated June 6, 2007*

*	Filed Herewith
**	To be filed by amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2007

IXI MOBILE, INC.

By:	/s/ Lihi Segal
Name: Lihi Segal Title: Chief Financial Officer